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EXHIBIT 99.1

GABLES REALTY LIMITED PARTNERSHIP

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE ITS

5.86% SENIOR NOTES DUE 2009
(CUSIP No.: 362415 AH 4)

FOR

OUTSTANDING 5.86% SENIOR NOTES DUE 2009
(CUSIP No.: 362415 AE 1)

AND

6.10% SENIOR NOTES DUE 2010
(CUSIP No.: 362415 AG 6)

FOR

OUTSTANDING 6.10% SENIOR NOTES DUE 2010
(CUSIP No.: 362415 AF 8)

PURSUANT TO THE PROSPECTUS DATED            , 2003

THE EXCHANGE OFFER AND WITHDRAWAL
RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON            , 2003,
UNLESS THE EXCHANGE OFFER IS EXTENDED.

To: WACHOVIA BANK, NATIONAL ASSOCIATION (THE "EXCHANGE AGENT")

By Mail or overnight Courier:	By Hand Delivery:	By Facsimile Transmission:
Wachovia Bank, National Association 1525 West W.T. Harris Blvd. 3C3 NC-1153 Charlotte, NC 28262	Wachovia Bank, National Association 1525 West W.T. Harris Blvd. 3C3 NC-1153 Charlotte, NC 28262	(704) 590-7628
For Information or Confirmation by Telephone: (704) 590-7413

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION THEREOF TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED IS RECOMMENDED. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        This letter of transmittal is being furnished by Gables Realty Limited Partnership (the "Company") in connection with its offer to exchange its (i) 5.86% Senior Notes due 2009 (the "Old 5.86% Notes") and (ii) 6.10% Senior Notes due 2010 (the "Old 6.10% Notes") that were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), under that certain Indenture dated as of March 23, 1998, by and between the Company and Wachovia Bank, National Association, as successor to First Union National Bank, as trustee, as supplemented by Supplemental Indenture No. 6 and Supplemental Indenture No. 7, in each case dated September 27, 2002, for like amounts of its newly issued (a) 5.86% Senior Notes due 2009 (the "New 5.86% Notes") and (b) 6.10% Senior Notes due 2010 (the "New 6.10% Notes"), in each case that have been registered under the Securities Act. The Old 5.86% Notes and the Old 6.10% Notes are collectively referred to herein as the "Outstanding Notes" and the New 5.86% Notes and the New 6.10% Notes are collectively referred to herein as the "Exchange Notes."

        The undersigned acknowledges that he or she has received the Prospectus, dated                        , 2003 (the "Prospectus") of the Company and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange each $1,000 principal amount of its Outstanding Notes for like principal amounts of Exchange Notes upon the terms and subject to the conditions set forth in the Prospectus. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on                        , 2003, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended by the Company. All other capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus.

        This Letter of Transmittal is to be used either if (i) certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent herewith by holders, (ii) tender of Outstanding Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer—Procedures for Tendering Outstanding Notes" in the Prospectus, by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Outstanding Notes, unless an Agent's Message (as defined in Instruction 2) is transmitted in lieu hereof, or (iii) tender of Outstanding Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Procedures for Tendering Outstanding Notes," unless an Agent's Message is transmitted in lieu hereof. Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        The term "holder" as used herein means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder or any person whose name appears on a security position listing provided by DTC as an owner of Outstanding Notes.

        All holders of Outstanding Notes who wish to tender their Outstanding Notes must, prior to the Expiration Date: (1) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above, unless an Agent's Message is transmitted in lieu hereof; and (2) tender (and not withdraw) his, her or its Outstanding Notes or, if a tender of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the instructions to this Letter of Transmittal. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer—Procedures for Tendering Outstanding Notes" in the Prospectus. (See Instruction 2).

        Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Outstanding Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Outstanding Notes when, as and if the Company has given oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent.

        PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. (SEE INSTRUCTION 12 HEREIN).

        HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OUTSTANDING NOTES MUST COMPLETE BOX 1, BOX 2 AND BOX 4 AND SIGN THIS LETTER OF TRANSMITTAL IN BOX 4 AND COMPLY WITH ALL OF ITS TERMS, UNLESS AN AGENT'S MESSAGE IS TRANSMITTED IN LIEU HEREOF.

Box 1 Tender of Outstanding Notes

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES) FOR OUTSTANDING NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR, IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.
☐ CHECK HERE IF OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution
Account Number
Transaction Code Number

Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering Outstanding Notes." (See Instruction 2).
☐ CHECK HERE IF OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Tendering Holder(s)
Date of Execution of Notice of Guaranteed Delivery
Transaction Code Number
Name of Eligible Institution which Guaranteed Delivery

Box 2 Description of Outstanding Notes Tendered

        List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount of Outstanding Notes. All other tenders must be in integral multiples of $1,000.

DESCRIPTION OF 5.86% SENIOR NOTES DUE 2009

Gables Realty Limited Partnership Certificate(s) Surrendered (Attach additional signed schedule if necessary)

Name(s) and Address(es) of Registered Owner(s)	Certificate No(s).*	Aggregate Principal Amount Represented by Certificate	Aggregate Principal Amount Tendered (if less than all)**

DESCRIPTION OF 6.10% SENIOR NOTES DUE 2010

Gables Realty Limited Partnership Certificate(s) Surrendered (Attach additional signed schedule if necessary)

Name(s) and Address(es) of Registered Owner(s)	Certificate No(s).*	Aggregate Principal Amount Represented by Certificate	Aggregate Principal Amount Tendered (if less than all)**

*
Need not be completed by book-entry holders.

**
Need not be completed by holders who wish to tender with respect to all Outstanding Notes listed. A holder will be deemed to have tendered all of such holders' Outstanding Notes if no lesser amount is indicated. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and integral multiples thereof.

Box 3 Special Registration and Delivery Instructions
PLEASE READ CAREFULLY INSTRUCTIONS 4, 5, 6 AND 7
SPECIAL REGISTRATION INSTRUCTIONS

To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Outstanding Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or if Outstanding Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated on the following page.
Issue Outstanding Notes and/or Exchange Notes certificate(s) to:
Name

(PLEASE PRINT)

(PLEASE PRINT)
Address

(INCLUDING ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
☐ Credit unexchanged Outstanding Notes delivered by book-entry transfer to the DTC account set forth below:

(DTC ACCOUNT NUMBER)
SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Outstanding Notes accepted for exchange, are to be delivered to someone other than the undersigned.
Deliver Outstanding Notes and/or Exchange Notes certificate(s) to:
Name

(PLEASE PRINT)

(PLEASE PRINT)
Address

(INCLUDING ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned is a holder of (i) 5.86% Senior Notes due 2009 and/or (ii) 6.10% Senior Notes due 2010 (collectively, the "Outstanding Notes") issued by Gables Realty Limited Partnership (the "Company") under that certain Indenture dated as of March 23, 1998, by and between the Company and Wachovia Bank, National Association, as successor to First Union National Bank, as trustee, as supplemented by Supplemental Indenture No. 6 and Supplemental Indenture No. 7, in each case dated September 27, 2002.

        The undersigned acknowledges that he, she or it has received the Prospectus, dated                        , 2003 (the "Prospectus") of the Company and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange each $1,000 principal amount of its Outstanding Notes for like principal amounts of its newly issued (a) 5.86% Senior Notes due 2009 and/or (b) 6.10% Senior Notes due 2010 that have been registered under the Securities Act of 1933, as amended (collectively, the "Exchange Notes"). The term "Expiration Date" shall mean 5:00 p.m., New York City time, on                        , 2003, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended by the Company. All other capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus.

        Subject to the terms and conditions set forth in the Prospectus and in accordance with this Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes indicated in the tables in Box 2 above labeled "Description of 5.86% Senior Notes due 2009" and "Description of 6.10% Senior Notes due 2010" under the column heading "Aggregate Principal Amount Tendered" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Outstanding Notes described in those tables). The undersigned acknowledges and agrees that Outstanding Notes may not be tendered except in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal.

        Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Notes tendered hereby in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Outstanding Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee and Registrar under the indenture governing the Exchange Notes) with respect to the tendered Outstanding Notes with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for such Outstanding Notes to the Company or transfer ownership of such Outstanding Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Outstanding Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

        The undersigned understands and agrees that the Company reserves the right not to accept tendered Outstanding Notes from any tendering holder if the Company determines, in its sole and absolute discretion, that conditions precedent, as set forth in the Prospectus under the caption "The Exchange Offer—Conditions to the Exchange Offer," have not been satisfied.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby and to acquire

Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed to be necessary or desirable by the Exchange Agent or the Company in order to complete the exchange, assignment and transfer of tendered Outstanding Notes or transfer of ownership of such Outstanding Notes on the account books maintained by a book-entry transfer facility.

        The undersigned hereby further represents and warrants that: (i) the undersigned is acquiring the Exchange Notes in the ordinary course of its business; (ii) the undersigned is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes; (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes; (iv) neither the undersigned nor any other such person is an affiliate of the Company; and (v) the undersigned is not a broker-dealer tendering Outstanding Notes acquired directly from the Company.

        The undersigned also acknowledges that the Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and the holders have no arrangement with any person to participate in the distribution of the Exchange Notes. However, the Company has not obtained a no-action letter specifically for this Exchange Offer, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder is an affiliate of the Company, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, that holder (a) cannot rely on the applicable interpretations of the staff of the SEC and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

        The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Outstanding Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering Outstanding Notes," to terminate the Exchange offer and, to the extent permitted by applicable law, purchase Outstanding Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

        The undersigned understands that, until validly withdrawn, the Company may accept the undersigned's tender by delivering oral (promptly confirmed in writing) or written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Outstanding Notes when, as and if the Company has given oral (which shall be promptly confirmed in writing) or written notice thereof to the Exchange Agent.

        The undersigned understands that tenders of Outstanding Notes pursuant to the procedures described under the caption "The Exchange Offer—Procedures for Tendering Outstanding Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

        The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the Prospectus shall prevail.

        If any tendered Outstanding Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Outstanding Notes will be returned (except as noted below with respect to tenders through DTC), at the Company's cost and expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in this Letter of Transmittal.

        Unless otherwise indicated in Box 3 "Special Registration Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any certificates for Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in either such event in the case of Outstanding Notes tendered by DTC, by credit to the account of the undersigned at DTC). Similarly, unless otherwise indicated in Box 3 "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and any certificates for Outstanding Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange in the name(s) of, and return any certificates for Outstanding Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligations pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Outstanding Notes so tendered.

        Holders who wish to tender the Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal or an Agent's Message in lieu hereof or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering Outstanding Notes." (See Instruction 2).

☐    Check here if you are a broker-dealer and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

        Name:

        Address:

        If the undersigned is a broker-dealer holding Outstanding Notes acquired for its own account as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Outstanding Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  Box 4

  PLEASE SIGN HERE WHETHER OR NOT
  OUTSTANDING NOTES ARE BEING PHYSICALLY
  TENDERED HEREBY AND WHETHER OR NOT TENDER IS TO BE
  MADE PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES

          This Letter of Transmittal must be signed by the registered holder(s) as their name(s) appear on the Outstanding Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security listing as the owner of Outstanding Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act (See Instruction 4).

X

DATE
X

SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY		DATE
Name(s):	Address:

(PLEASE PRINT)		(INCLUDING ZIP CODE)
Capacity:	Area Code and Telephone Number:

Social Security No.:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

SIGNATURE GUARANTEE (SEE INSTRUCTION 1)
CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

(Name of Eligible Institution Guaranteeing Signatures)
Address (Including Zip Code) and Telephone Number (Including Area Code) of Firm)
(Authorized Signature)
(Printed Name)
(Title)
Date:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.    Guarantee of Signatures.    Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered herewith and such holder(s) have not completed Box 3 "Special Registration Instructions" or "Special Delivery Instructions" or (b) such Outstanding Notes are tendered for the account of an Eligible Institution (See Instruction 6). Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution.

        2.    Delivery of this Letter of Transmittal and Outstanding Notes.    Certificates for all physically delivered Outstanding Notes or confirmation of any book-entry transfer to the Exchange Agent at DTC of Outstanding Notes tendered by book-entry transfer, as well as, in each case (including cases where tender is affected by book-entry transfer), a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof or an Agent's Message in lieu thereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

        The method of delivery of the tendered Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and the delivery will be deemed made only when actually received by the Exchange Agent. If Outstanding Notes are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No Letter of Transmittal or Outstanding Notes should be sent to the Company.

        The Exchange Agent will make a request to establish an account with respect to the Outstanding Notes at DTC for purposes of the Exchange Offer within two business days after receipt of this Letter of Transmittal, and any financial institution that is a participant in DTC may make book-entry delivery of Outstanding Notes by causing DTC to transfer such Outstanding Notes into the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer. However, although delivery of Outstanding Notes may be effected through book-entry transfer at DTC, the Letter of Transmittal, with any required signature guarantees or an Agent's Message (as defined below) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

        A holder may tender Outstanding Notes that are held through DTC by transmitting its acceptance through DTC's Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the Outstanding Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant.

        Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available, or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus. See "Exchange Offer—Procedures for Tendering Outstanding Notes." Pursuant to such procedures: (1) such tender must be made by or through an Eligible Institution; (2) prior to the Expiration Date, the Exchange Agent must have received from the Eligible institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, overnight courier, mail or hand delivery) setting forth the name and address of the holder of the Outstanding Notes, the certificate number or numbers of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof or an Agent's Message in lieu hereof) together with the certificate(s) representing the Outstanding Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (3) such properly completed and executed Letter of Transmittal (or facsimile hereof or an Agent's Message in lieu hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Outstanding Notes in proper form for transfer (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all in the manner provided in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering Outstanding Notes." Any holder who wishes to tender his, her or its Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Outstanding Notes, and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof or an Agent's Message in lieu hereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured to the Company's satisfaction or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders pursuant to the Company's determination, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date. The Exchange Agent has no fiduciary duties to the holders with respect to the Exchange Offer and is acting solely on the basis of directions of the Company.

        3.    Inadequate Space.    If the space provided is inadequate, the certificate numbers and/or the number of Outstanding Notes should be listed on a separate signed schedule attached hereto.

        4.    Tender by Holder.    Only a holder of Outstanding Notes may tender such Outstanding Notes in the Exchange Offer. Any beneficial owner of Outstanding Notes who is not the registered holder and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such beneficial owners name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Outstanding Notes.

        5.    Partial Tenders; Withdrawals.    Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Outstanding Note is tendered, the tendering holder should fill in the principal amount tendered in the tables in Box 2 above labeled "Description of 5.86% Senior Notes due 2009" and "Description of 6.10% Senior Notes due 2010" under the column heading "Aggregate Principal Amount Tendered." The entire principal amount of any Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes is not tendered, then Outstanding Notes for the principal amount of Outstanding Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Outstanding Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in Box 3 "Special Delivery Instructions" above on this Letter of Transmittal or unless tender is made through DTC, promptly after the Outstanding Notes are accepted for exchange.

        Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To withdraw a tender of Outstanding Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the "Depositor"), (ii) identify the Outstanding Notes to be withdrawn (including the certificate number or numbers and principal amount of such Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer the name and number of the account at DTC to be credited), (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Outstanding Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the Outstanding Notes register the transfer of such Outstanding Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Any Outstanding Notes which have been tendered but which are not accepted for exchange by the Company will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described in the Prospectus under "The Exchange Offer—Procedures for Tendering Outstanding Notes" at any time prior to the Expiration Date.

        6.    Signatures on the Letter of Transmittal; Bond Powers and Endorsements.    If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Note without alteration, enlargement or any change whatsoever.

        If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

        If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders (which term, for the purposes described herein, shall include a person whose name appears on a DTC security listing as the owner of the Outstanding Notes) of Outstanding Notes tendered and the certificate or certificates for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Outstanding Notes to be reissued) to the registered holder, then such holder need not and should not endorse any tendered Outstanding Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

        If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered holder or holders appears on the Outstanding Notes.

        If this Letter of Transmittal (or facsimile hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

        Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

        7.    Special Registration and Delivery Instructions.    Tendering holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

        8.    Backup Federal Income Tax Withholding and Substitute Form W-9.    Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, (a) that the TIN provided is correct (or the holder is waiting for a number to be issued to him or her); (b) that either (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (iii) provide an adequate basis for exemption, and (c) the holder is a U.S. person (including a U.S. resident alien). If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the indenture governing the Exchange Notes) shall retain a portion of payments made to the tendering holder during the sixty-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with its TIN within sixty days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty-day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with its TIN within such sixty-day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the Exchange Agent or the Company are not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, certain corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, an appropriate IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Outstanding Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W 9.

        Failure to complete the Substitute Form W-9 will not, by itself, cause Outstanding Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold a portion of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

        9.    Transfer Taxes.    The Company will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Outstanding Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder. See the Prospectus under "The Exchange Offer—Transfer Taxes."

        Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

        10.    Waiver of Conditions.    The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Outstanding Notes tendered.

        11.    Mutilated, Lost, Stolen or Destroyed Outstanding Notes.    Any tendering holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

        12.    Requests for Assistance or Additional Copies.    Requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. A holder may also contact such holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

IMPORTANT TAX INFORMATION

        Under federal income tax laws, a holder whose tendered Outstanding Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS, and payments made pursuant to the Exchange Offer may be subject to backup withholding.

        Certain holders (including, among others, certain corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed appropriate IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. An appropriate Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        If backup withholding applies, the Exchange Agent is required to withhold a portion of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

        To prevent backup withholding on payments made with respect to the Exchange Offer, the holder is required to provide the Exchange Agent with (i) the holder's correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends, (B) the IRS has notified the holder that the holder is no longer subject to backup withholding, or (C) provide an adequate basis for exemption; and (ii) certify that the holder is a U.S. person (including a U.S. resident alien).

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

        The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Outstanding Notes. If the Outstanding Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(SEE INSTRUCTION 8)

Department of the Treasury
INTERNAL REVENUE SERVICE

TAXPAYER IDENTIFICATION NUMBER Substitute Form W-9 (To be completed by all holders)

Name: (If joint names, list both and circle the name of the person or entity whose number you enter in Part 1 below)
Business Name: (Business name, trade name, or "doing business as" name)
Check Appropriate Box: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership
☐ Other (Describe)
Address:

Part 1—Please provide your Taxpayer Identification Number ("TIN") in the space provided below and certify by signing and dating below.	Part 2—If you are exempt from backup withholding, check here.
(Social Security or Employer Identification Number)	☐ Exempt from backup withholding

Part 3—Certification—Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has informed me that I am no longer subject to backup withholding, and
3. I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item 2 of Part 3 if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item 2 of Part 3.
Signature:	Date:
NOTE: Failure to complete and return this Substitute Form W-9 may result in backup withholding of any payments made to you. Please review Substitute Form W-9 (Instruction 8) for additional details.

CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, a portion of all payments made to me on account of the Exchange Notes shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and a portion of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

SIGNATURE	DATE

NOTE:    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINE FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

        Guideline for Determining the Proper Identification Number for the Payee (You) to give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-000-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:		Give the Name and social security number of

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The Grantor-trustee(1)
	b So-called trust account that is not a legal or valid trust under the law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)
For this type of account:		Give the name and employer identification number of
6.	Sole proprietorship or single-owner LLC	The owner(3)
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporate or LLC electing corporate status on form 8837	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public government, school, district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

        If you don't have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding include:

          1.     An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

          2.     The United States or any of its agencies or instrumentalities.

          3.     A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

          4.     A foreign government or any of its political subdivisions, agencies or instrumentality.

          5.     An international organization or any agency or instrumentality thereof.

        Payees that may be exempt from backup withholding include:

          6.     A corporation.

          7.     A foreign central bank of issue.

          8.     A dealer in securities or commodities required to registered in the United States, the District of Columbia, or a possession of the United States.

          9.     A futures commission merchant registered with the Commodity Futures Trading Commission.

          10.   A real estate investment trust.

          11.   An entity registered at all times during the tax year under the Investment Company Act of 1940.

          12.   A common trust fund operated by a bank under Section 584(a).

          13.   A financial institution.

          14.   A middleman known in the investment community as a nominee or custodian.

          15.   A trust exempt from tax under Section 664 or described in Section 4947.

        Payments of dividends and patronage dividends generally exempt from backup withholding include.

          16.   Payments to nonresident aliens subject to withholding under Section 1441.

          17.   Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

          18.   Payments of patronage dividends not paid in money.

          19.   Payments made by certain foreign organizations.

          20.   Section 404(k) distributions made by an ESOP.

        Payments of interest generally subject to backup withholding include the following:

          21.   Payments of tax-exempt interest (including exempt-interest dividends under section 852).

          22.   Payments described in Section 6049(b)(5) to nonresident aliens.

          23.   Payments on tax-free covenant bonds under section 1451.

          24.   Payments made by certain foreign organizations.

        Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6045, 6049, 6050A and 6050N and the regulations thereunder.

        Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding. Furnish your taxpayer identification number, check the box in Part 2 on the form, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.

        Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

        Penalties

        (1)   Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        (2)   Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

        (3)   Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

        FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

QuickLinks

EXHIBIT 99.1
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
IMPORTANT TAX INFORMATION
GUIDELINE FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9